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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):   May 4, 2000
                                                          --------------


                             Post Properties, Inc.
                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Georgia
                                    Georgia
                                    -------
                 (State or other jurisdiction of incorporation)


                                    1-12080
                                    0-28226
                                    -------
                            (Commission File Number)


                                   58-1550675
                                   58-2053632
                                   ----------
                      (IRS Employer Identification Number)


           4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
           ---------------------------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 846-5000
                                                          ---------------


                                 Not applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         Post Properties, Inc. and Post Apartment Homes, L.P. are filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain items that are to be incorporated by reference in their Registration Statement on Form S-3 (Registration No. 333-36595).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  12.1 Statement Regarding Computation of Earnings to Fixed Charges

                  99.1     Supplemental Information



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: May 8, 2000



                                             POST PROPERTIES, INC.



                                    By:      /s/ R. Gregory Fox
                                             -----------------------------------
                                             R. Gregory Fox
                                             Executive Vice President and
                                             Chief Accounting Officer


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: May 8, 2000



                                 POST APARTMENT HOMES, L.P.

                                 By:  Post GP Holdings, Inc., as General Partner



                                 By:       /s/ R. Gregory Fox
                                           -------------------------------------
                                           R. Gregory Fox
                                           Executive Vice President and
                                           Chief Accounting Officer


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                                 EXHIBIT INDEX



Exhibit
-------

12.1 Statement Regarding Computation of Earnings to Fixed Charges

99.1     Supplemental Information




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